Subscription Receivable	12 Months Ended
Dec. 31, 2023
Subscription Receivable [Abstract]
Subscription receivable

17. Subscription receivable

	December 31,	December 31,
	2023	2022
	$	$
Subscription receivable	-	50,000,000

On October 14, 2022, BHP agreed to invest a further $50 million in KNL in the form of equity under the Tranche 2 subscription agreement, the completion of which was subject to certain conditions, including Tanzanian Fair Competition Commission merger filing approval, Section 56 Comfort Letter from the Government of Tanzania’s special negotiation team. As at December 31, 2022, KNL satisfied substantially all the closing conditions, and received the $50 million on February 15, 2023. Lifezone issued a stock certificate on the same day, bringing BHP’s interest in KNL from 8.9% as of December 31, 2022, to 17.0%, effective February 15, 2023.